IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------
Legend: Confidential Treatment Requested. A series of ***'s has been inserted in this exhibit to indicate redactions for which confidential treatment has been requested. The redacted portions of this exhibit have been separately filed with the Commission.


                     TELECOMMUNICATION EQUIPMENT LEASE AGREEMENT

           THIS CONTRACT CONTAINS PROVISIONS RELATED TO INDEMNITY, RELEASE
                         OF LIABILITY AND ALLOCATION OF RISK

In consideration of the mutual promises contained herein, IWL Communications, Inc. (hereinafter "IWL"), 12000 Aerospace Avenue, Suite 200, Houston, Texas 77034, agrees to provide an Offshore Dedicated Digital System (hereinafter "ODDS") to Diamond Offshore Company (hereinafter "Diamond Offshore") 15415 Katy Freeway, Suite 100, Houston, Texas 77094. For purposes of this Agreement, the term "Diamond Offshore" shall refer to Diamond Offshore, its affiliates, assignees, and/or subsidiaries. Diamond Offshore agrees to pay monthly equipment lease charges based on the schedule contained in Section IV. The effective date of this Agreement is June 1, 1997.


                                  I. AGREEMENT TERM

The term of this Agreement shall be thirty-six (36) months from the effective date of the installation of the ODDS package on each individual rig as stated in Attachment A (see activation date and term). At the end of the initial thirty-six (36) month term, a * * * * * * * * * month option may be exercised by Diamond Offshore upon thirty (30) days written notice prior to the expiration of the initial term indicating its intent to exercise said
* * * * * * * * * month option at the prices contained in Section IV.

This Agreement shall contain a Special Provision Option that allows Diamond Offshore to convert the thirty-six (36) month term within the first year to a
* * * * * * * term. As of the date the Special Provision Option is exercised, Diamond Offshore shall then pay monthly equipment lease charges based on the schedule contained in Section IV - Line Item 12.

At the end of the initial or the option period (combined * * * * * * * * *), this Agreement shall be renewed automatically, on a month-to-month basis, without action required by either part at the prices contained in Section IV herein, unless this Agreement is terminated in writing with thirty (30) days written notice by either party.

                               II. IWL RESPONSIBILITIES

1. IWL shall provide Telecommunication Equipment, for each drilling vessel, consisting of, but not limited to, the following items:

a)  * * * *
b)  * * * *
c)  * * * *
d)  * * * *
e)  * * * *

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

2. IWL shall provide the associated Hub equipment, consisting of, but not limited to, the following items:

a)  * * * *
b)  * * * *
c)  * * * *

3.  IWL shall provide  * * * *  at  * * * *  and  * * * *  at
* *  as a part of the Standard Package. Voice and data circuits will be routed
to            * * * *            for connection to local Houston, Texas and
Lafayette, Louisiana phone lines and will provide a       * * * *          to
access the      * * * *         in Houston. The local business phone line shall
be capable of                    * * * *                         . Additional
circuits are optional to the Standard Package as indicated in Section IV.

4. IWL shall install the telecommunication equipment on Diamond Offshore's drilling vessels in accordance with the prices contained in Section IV. Cost for the installation of the telecommunications equipment at IWL facilities and on Diamond Offshore's drilling vessels is priced separately from the monthly rental prices contained in Section IV. This equipment and cabling shall be installed in a good and workmanlike manner, under the direction of authorized rig personnel. IWL shall install the telecommunication equipment on the designated drilling vessel shown in Attachment A.

5. Maintenance of the telecommunications equipment at IWL facilities and on Diamond Offshore's drilling vessels is offered through a maintenance contract or at the * * rates contained in Section IV. A Maintenance Contract shall include repair or replacement of equipment deemed defective due to equipment failure or normal wear and tear. Replacement or repair of equipment deemed to be damaged by wilful misuse or accident by any personnel other than IWL personnel on the drilling vessels shall not be covered under the Maintenance Contract. The
Maintenance Contract shall include parts and labor      * * * *
      * * * *            * * * *           * * * *                   Any work
performed by IWL to correct such damage will be charged from "portal-to-portal".

6. Prior to ingress at Diamond Offshore's facilities, IWL shall provide the names, purpose, and other reasonably necessary information to Diamond Offshore, of personnel that shall require access to the drilling vessel for the installation, operation, maintenance, and removal of telecommunication equipment. IWL shall also make requests to Diamond Offshore for transportation of personnel to perform these tasks.

7. IWL shall provide training and technical documentation during the installation of the telecommunication equipment to Diamond Offshore or its designated personnel on the alignment and operation of the telecommunication equipment. IWL will offer two scheduled sessions of classroom and hands on training at the hub facility to Diamond Offshore personnel at no cost. Additional classroom training will be offered and quoted on a case-by-case basis determined by number of students attending the training.

8.  The Standard Package Telecommunication Equipment shall provide     * * * *
* * * *        for the Diamond Offshore drilling vessels in the Gulf of Mexico identified in Attachment A, throughout a year's time provided that Diamond Offshore provides the

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

required power and maintenance defined in Section III. Calculations are based on a 365-day period. The availability computation shall not include service time loss due to: acts of nature, acts of God, catastrophic failures of the satellite spacecraft or terrestrial backhaul, stabilized antenna relocation due to rig move, improper gyro compass operation, obstruction of the satellite line of sight, or maintenance by Diamond Offshore, travel and standby time, or failures caused by negligent or intentional acts by Diamond Offshore or other third parties. The system shall provide Group III facsimile transmission over the standard voice line.

9. IWL shall have, at its sole option, the right to have debit/credit card phones installed on each Diamond Offshore drilling vessel. Under this Agreement, the Standard Package allows IWL to install up to * * * * debit/credit card phones on each Diamond Offshore drilling vessel with additional debit/credit card phones requiring mutual consent by Diamond Offshore. These phones may be based on satellite, cellular, microwave, or radio infrastructure.

10. IWL shall provide an option, that may be exercised by Diamond Offshore, for the addition of * * * *
* * * *  at any time during the term of this Agreement, subject to availability
of satellite bandwidth. The price for         * * * *           is contained
in Section IV.  IWL shall allow Diamond Offshore to            * * * *
only under the pricing schedule for the               * * * *             in
Section IV.

11. IWL shall provide an option, that may be exercised by Diamond Offshore, for
the addition of     * * * *     capable of operation         * * * *
* * * * at any time during the term of the Agreement for short-term use and subject to availability of satellite bandwidth. The price for these * * * *
* * * * is contained in Section IV. Higher * * * * can be exercised, and a quotation shall be provided to Diamond Offshore on an "as needed" basis.

12. IWL will market to mutual customers                    * * * *
             * * * *                        onboard Diamond Offshore's drilling
vessels, as long as these services do not interfere with Diamond Offshore's contracted services. These such services will be negotiated between IWL and that mutual customer with no liability on Diamond Offshore for performance of these services. IWL will be responsible for directly billing the mutual customer for all services contracted for under this paragraph.

13. IWL shall remove all telecommunication equipment after the termination of
this Agreement. The parties shall negotiate in good faith a       * * * *
* * * * rate prior to the equipment being removed from the drilling vessels. IWL shall then invoice Diamond Offshore for the cost of the removal of the equipment upon contract expiration or termination.

14. IWL shall require UCC-1 filings and other financial documents for all equipment leased by Diamond Offshore. The intent of the UCC-1 filings shall clearly show that IWL retains title to all leased equipment that has been installed on designated Diamond Offshore rigs.

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

                        III. DIAMOND OFFSHORE RESPONSIBILITIES

1. Diamond Offshore shall provide free facility access (ingress and egress) to all required areas on all drilling vessels to IWL, or its agent, to allow installation, operation, maintenance, and removal of the satellite antenna, indoor equipment, and credit/debit card phones, and other required equipment, for the term of this Agreement. Diamond Offshore shall also provide this same access to IWL, or its agent, after termination of this Agreement for removal of all telecommunication equipment. IWL shall begin equipment removal within thirty (30) days of the termination of this Agreement.

2. Diamond Offshore shall provide all offshore transportation, cost free, to and from each drilling vessel to IWL or its designated agent, for installation, maintenance, repair, and removal (at the end of this Agreement term) of telecommunication equipment. Transportation is subject to availability. Furthermore, if an equipment failure occurs on the same equipment within a 48-hour period under normal wear and tear or as a result of poor workmanship by IWL personnel, IWL will be liable for transportation cost.

3. Diamond Offshore shall provide a mounting structure and enclosed equipment rooms in accordance with IWL specifications. Diamond Offshore shall provide the mounting structure in a location surveyed for maximum visibility to the satellite. A site survey on each rig will be required to determine the final specifications and will be performed on a time and material basis. However, the general specifications required are as follows. IWL will need a footprint area
large enough to accommodate the mounting of a             * * * *
for all Semi-type rigs and a          * * * *  for all Jack-up type rigs.
Depending on obstructions, that may limit the visibility to the satellite, a King Post may be required to lift the terminal above the obstructions. A typical King Post mounting structure would be approximately 8 feet tall and 12 inches in diameter with a top mounting surface allowing the * * * to be securely attached and a ladder for service and maintenance access. If any mounting structures are required after completing the site survey, IWL will provide drawings specific to each drilling vessel. Indoor equipment rooms shall be free from dust and weather and shall be air conditioned with 110 volt AC power source. AC power source should be within the operating specifications of the UPS and be free from spikes, surges, brown outs and extended power outages. The UPS is used for filtering only and short term backup.

4.  Diamond Offshore agrees that the Standard Package        * * * *
* * * *                          are for business purposes only.

5. Diamond Offshore shall provide personnel, during the initial installation period, for training on alignment and basic system operation of the system and two of Diamond Offshore's designated personnel to assist with complete field installation of each drilling vessel.

6. Diamond Offshore shall be responsible to perform alignment of the satellite antenna and basic system operation after the initial installation in accordance with the technical documents provided by IWL.

7. Diamond Offshore shall make available the onboard PABX, when such system exists, for debit phone services and use with circuits subscribed to by mutual customers

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

through IWL. Diamond Offshore shall allow IWL to market and sell * * * *
* * * *                                                       installed on
board Diamond Offshore's drilling vessels, as long as these services do not interfere with Diamond Offshore's contracted services. Diamond Offshore further agrees that IWL shall have access to the Diamond Offshore PABX (when its exists) as required for the provision of services and shall not accept any liability for performance of services to these mutual customers.

8. Diamond Offshore agrees not to install or make agreement with any other third party for the acquisition of telecommunication systems for use on the rigs set forth in Attachment A during the term of this Agreement, to replace the services as provided by IWL for Diamond Offshore and mutual customers of Diamond Offshore and IWL without IWL's written consent. Additional equipment or services procured by Diamond Offshore shall not be a substitute for services as provided by IWL under this Agreement to the mutual customers of Diamond Offshore and IWL.
Diamond Offshore agrees to allow IWL                * * * *
* * * * to include satellite, microwave, cellular, and trunking-based systems on each rig with an ODDS system under contract.

9.  Diamond Offshore shall have the option to        * * * *                to
mutual customers during the term of this Agreement. Diamond Offshore agrees that
the pricing for these circuits will be in accordance with the    * * * *
* * * *           contained in Section IV. Diamond Offshore further agrees not
to              * * * *                                           of this
Agreement.  Should Diamond Offshore chose the option     * * * * , payment
shall be made on a monthly basis for the monthly service and any offshore installation, initialization, and network setup that might apply to this option.

10. Diamond Offshore shall make payment, to IWL, for the installation, monthly rental, long distance usage, required maintenance, and final removal of the telecommunication equipment on each drilling vessel.

11. Diamond Offshore shall make payment, to IWL, for channel upgrades, and system configuration changes in accordance with the prices contained in Section
IV. All field changes performed by IWL will be invoiced to Diamond Offshore on a
* * * basis in accordance with the prices contained in Section IV.

12. Diamond Offshore shall make payment, to IWL, for all travel, standby, and maintenance time in accordance with the prices contained in Section IV.

13. Diamond Offshore shall sign all UCC-1 or other financial documents as required by IWL for all equipment leased by Diamond Offshore. The intent of the UCC-1 filings shall clearly show that IWL retains title to all leased equipment that has been installed on designated Diamond Offshore rigs.

                                IV. PRICES/PAYMENT

Prices contained in Section IV are based on a minimum of       * * * *
drilling vessels in the U.S. Gulf of Mexico (refer to IWL Quotation Number 97-05-2039-292-1 dated May 20,1997). IWL will allow Diamond Offshore to
activate the minimum drilling vessels over a     * * * *     period from
the date of the initial installation.  If

IWL COMMUNICATIONS, INC.
--------------------------------------------------------------------------------

Diamond Offshore elects to not activate the minimum drilling vessels, the prices contained in the Standard Package will be subject to a **** **** increase.

--------------------------------------------------------------------------------
                                            JACK-UP DRILLING     SEMI-DRILLING
ITEM     DESCRIPTION                            RIG PRICE          RIG PRICE
--------------------------------------------------------------------------------
US GULF OF MEXICO STANDARD PACKAGE
--------------------------------------------------------------------------------
01       STANDARD PACKAGE - 36 MONTH TERM      ****/Month          ****/Month

         Provision of **** at ****
         and ****
         at ****. Voice and
         data circuits will be routed
         to ****
         for connection to
         local Houston, Texas and
         Lafayette, Louisiana phone
         lines and will provide
         **** TO ACCESS
         THE **** in
         Houston. The local business
         phone line shall be capable of
         ****.

         The standard package price
         includes ****.

         IWL shall provide Diamond
         Offshore with a ***
         for review to determine
         whether certain items will be
         ****.

Initial  ADDITIONAL OPTIONS

         Standard Package ****                 ****/Month         ****/Month
-----
         Standard Package ****
-----     ****                                 ****/Month         ****/Month

         Standard Package ****
-----     ****                                 ****/Month         ****/Month
--------------------------------------------------------------------------------
02       STANDARD  PACKAGE - **** MONTH
          EXTENSION OPTION                     ****/Month         ****/Month

Initial  ADDITIONAL OPTIONS

         Standard Package with ****            ****/Month         ****/Month
-----
         Standard Package with ****
-----     & Maintenance                        ****/Month         ****/Month

         Standard Package with ****            ****/Month         ****/Month
-----     ****
--------------------------------------------------------------------------------
03       INSTALLATION (ESTIMATED)                    ****               ****
--------------------------------------------------------------------------------
04       MAINTENANCE

Initial  **** maintenance                 ****/Month         ****/Month
         agreement to include ****
-----    ****
         ****
         **** This agreement
         shall include ****.

         Standard ****                      ****/Hour*         ****/Hour*
         charges  ****
         ****
         ****
         ****
--------------------------------------------------------------------------------
                                        6
IWL Initials                                    Diamond Offshore Initials
             ------                                                       ------

IWL COMMUNICATIONS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            JACK-UP DRILLING     SEMI-DRILLING
ITEM     DESCRIPTION                            RIG PRICE          RIG PRICE
--------------------------------------------------------------------------------
         (*Maximum rate increase
         allowed shall be **** per year
         for the duration of this
         Agreement. The maximum amount
         of BILLABLE standby time is ****
         hours for each **** hour
         period.)

--------------------------------------------------------------------------------
05        INITIALIZATION AND NETWORK                   ****                ****
          SETUP FEE
--------------------------------------------------------------------------------
06        LOCAL CHANNEL UPGRADES                ****/UPGRADE       ****/UPGRADE
--------------------------------------------------------------------------------
07        SYSTEM CONFIGURATION CHANGES                  ****               ****
--------------------------------------------------------------------------------
08        LONG DISTANCE TRAFFIC                         ****               ****
          CHARGES (IWL CONNECT)                         ****               ****
--------------------------------------------------------------------------------
MONTH-TO MONTH DROP AND ADD OPTIONS
--------------------------------------------------------------------------------
09        ADDITIONAL PHONE LINES                  ****/Month         ****/Month
          -Diamond Offshore shall have          Based on Per       Based on Per
          the right to obtain ****                 Line, Per          Line, Per
          ****                                        Vessel             Vessel
          **** in
          addition to the ****
          ****
          ****
          ****
          ****
--------------------------------------------------------------------------------
10        DEDICATED DATA LINES - Diamond
          Offshore shall have the right
          to obtain ****
          ****
          **** in addition to the
          ****
          ****
          ****
          ****

          **** (Per Line, Per                     ****/Month         ****/Month
           Vessel)

          **** (Per Line, Per                     ****/Month         ****/Month
           Vessel)

          **** (Per Line, Per                     ****/Month         ****/Month
           Vessel)

11        SITE SURVEY AND INSTALLATION                  ****               ****
           CHARGES - Additional Circuits
--------------------------------------------------------------------------------
SPECIAL PROVISION OPTION
--------------------------------------------------------------------------------
12        **** MONTH LEASE                        ****/Month         ****/Month
--------------------------------------------------------------------------------
PARTIAL MONTHLY SERVICES. In the event that service (Line Items 01, 02,
09, or 10) is activated during the month, the first month's service price shall be prorated at a daily rate of **** of the monthly rate.

SPECIAL PROVISION OPTION. In the event that the ****
****, the service price for **** shall
become effective on the date ****.
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, IWL and Diamond Offshore have executed this Agreement, effective on the date first above written.

IWL COMMUNICATIONS, INC.               DIAMOND OFFSHORE COMPANY

By:     /s/ Errol Olivier              By:     /s/ Lawrence R. Dickerson
    ---------------------------            ---------------------------
Name:   Errol Olivier                  Name:   Lawrence R. Dickerson
    ---------------------------            ---------------------------
Title:  Vice President of Sales        Title:  Vice President
    ---------------------------            ---------------------------
        6/27/97

                                        7
IWL Initials                                    Diamond Offshore Initials
             ------                                                       ------

                                 ATTACHMENT A

               Drilling Rigs Owned by Diamond Offshore Company
                 Subject to the Terms and Conditions of That
       Telecommunication Equipment Lease Agreement dated June 1, 1997

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                             LEASE                LEASE
DIAMOND RIG #            IWL UNIT #        START DATE         TERMINATION DATE
------------------------------------------------------------------------------
New Era
------------------------------------------------------------------------------
Quest
------------------------------------------------------------------------------
Spartan
------------------------------------------------------------------------------
Voyager
------------------------------------------------------------------------------
Columbia
------------------------------------------------------------------------------
Worker
------------------------------------------------------------------------------
Summit
------------------------------------------------------------------------------
Winner
------------------------------------------------------------------------------
Spur
------------------------------------------------------------------------------
Nugget
------------------------------------------------------------------------------
Clipper
------------------------------------------------------------------------------
Star
------------------------------------------------------------------------------
Titan
------------------------------------------------------------------------------
Whittington
------------------------------------------------------------------------------
Endeavor
------------------------------------------------------------------------------
Drake
------------------------------------------------------------------------------
King
------------------------------------------------------------------------------
Crusader
------------------------------------------------------------------------------
Tower
------------------------------------------------------------------------------
Ambassador
------------------------------------------------------------------------------
Saratoga
------------------------------------------------------------------------------
Prospector
------------------------------------------------------------------------------
Rover
------------------------------------------------------------------------------
Concord
------------------------------------------------------------------------------
America
------------------------------------------------------------------------------
Champion
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

                                  ATTACHMENT B
                           SERVICE LEVEL AGREEMENT (SLA)

This document is prepared for Diamond Offshore by IWL as a metrics for performance of such service elements as reliability and availability of the telecommunications network provided by IWL. It is designed with a service partnership approach that will bring benefits to all parties involved. The said telecommunications network is hereinafter referred to as Offshore Dedicated Digital Services (hereinafter "ODDS").

For the purpose of this document, the ODDS network provided by IWL will consist of all electronics hardware that is IWL-owned and located at Diamond Offshore or IWL facilities and that is directly associated with the services provided under the ODDS Equipment Lease Agreement. Also included is the satellite space segment and terrestrial backhaul circuits carrying the aggregate digital traffic between the offshore remote facilities and Diamond Offshore's Houston office. This document does not include nor address service, maintenance, or credit for problems beyond the de-mark points of the IWL-provided network or for problems of hardware or circuits provided by a third party other than those that make up IWL's digital backbone infrastructure.

SECTION 1. CUSTOMER EXPECTATIONS

Diamond Offshore expects that IWL will provide the following services to Semi Drilling Rigs, Drill Ships, Jack-Up Drilling Rigs, and other vessels contracted from time to time:

* * * *
* * * *
* * * *

The interface of these circuits on the remote end will be * * * *
* * * *   as mutually agreed between IWL and Diamond Offshore on a
case-by-case basis for each facility. Final determination of the interface type will be made allowing enough time to specify, order, program, integrate, and test prior to installation.

The interface of these circuits at the customer's Houston office located at 15415 Katy Freeway will be * * * *

The above services will be provided through IWL's satellite, microwave, and digital backbone infrastructure.

Calculated on a 365-day period with a Link Budget engineered for systems operating in the U.S. Gulf of Mexico, an overall * * * *
* * * * is guaranteed provided that Diamond Offshore provides the required environmental controlled indoor equipment room, clean AC power source with minimal surge, spikes, brown-outs or outages all within the operating specifications of the UPS, and general system maintenance. The availability computation shall not include service time loss due to: act of nature, acts of God, catastrophic failure of the satellite space craft or terrestrial backbone, stabilized antenna relocation, obstruction to the satellite line of site, improper facility gyro compass, maintenance by Diamond Offshore, travel time or standby time, or failures caused by negligent or intentional acts by Diamond Offshore or other third parties.

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IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

Expectations shall be met when:

* * * *

* * * *

* * * *

SECTION 2. RESPONSE TO OUTAGES

IWL provides full-time hub electronic monitoring with Field and Network Operations Center (NOC) Technicians on-call twenty-four hours a day 365 days per year. The NOC is manned during normal business hours on Monday through Friday excluding Holidays with extended attendance during normal week nights. When the IWL NOC is unmanned, IWL's answering service will receive calls from Diamond Offshore personnel reporting trouble and the answering service will immediately notify IWL NOC personnel that a trouble call has been received. IWL technicians will respond within two hours of the beginning of the outage period, which such beginning is defined as the time the answering service received the call, to determine the cause of the problem.

For the purpose of this SLA, normal business hours will refer to the hours of 7:00 AM through 6:00 PM on Monday through Friday less Holidays.

An outage period begins when a report is received by IWL's NOC from Diamond Offshore by telephone that service has been interrupted and that such circuit is released for repair or when an outage is detected by IWL personnel. An outage period ends when IWL notifies Customer by telephone that service has been restored.

During normal business hours technicians will respond to outages within two hours of the beginning of the outage period to determine the cause of the problem.

Outside of normal business hours technicians will respond to outages within four hours of the beginning of the outage period to determine the cause of the problem.

Upon determining the cause and location of the problem IWL will dispatch technicians to the site at fault to restore service. Should the problem be at an offshore site, IWL will make arrangements with Diamond Offshore's Marine Logistics personnel for transportation to the offshore facility and dispatch satellite technicians from the nearest IWL facility.

SECTION 3. CREDITS FOR OUTAGES

Credits for outages will only apply when IWL fails to meet the performance criteria set forth in the previous paragraphs of Section 1 or when the following occurs:

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

When a failure related to the * * * *
has an outage,

    Credits apply when:

* * * *


* * * *

    * Such an event could occur when Diamond Offshore personnel has advised IWL of an outage but does not want to disrupt normal marine or helicopter transportation and will transport IWL technicians on a convenient trip at a later date. Should IWL be prepared to travel and service the network and the outage period exceeds the maximum listed above due to Diamond Offshore's scheduling, then Diamond Offshore will not be eligible for credits of this outage.

In such events of failures mentioned above, IWL will pro rate credit of the total monthly outages based on one hour minimums. The calculation will be the monthly lease cost of the allocated bandwidth (i.e. directly tied to individual circuit lost) that has experienced an outage divided by * * * * hours multiplied by the total number of hours of the outage period. IWL reserves the right to charge back to Diamond Offshore any standby time incurred in excess of six hours due to delays such as marine transportation, crane operation hold ups, etc. at the Equipment Lease Agreement time and material rates.

SECTION 4. ESCALATION PROCEDURES


HOUSTON NETWORK OPERATIONS CENTER (NOC)
-------------------------------------------
Telephone: (800) 324-4495 or (713) 482-0289
Facsimile: (713) 482-0621

TROUBLE REPORTING
-----------------

When a customer has circuit trouble, they will call the NOC and provide the following:

-   Company name
-   Circuit Identification
-   Trouble being experienced
-   Name of person reporting trouble
-   Call back phone number

The Customer will then either release the circuit for Trouble Isolation or request a non-intrusive monitor of circuit.

The on-duty NOC technician will in turn:

-   Open a trouble ticket.
-   Give ticket number to person reporting trouble.***
-   Commence trouble isolation

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

***This number is to be used by the customer when referring to trouble.

ESCALATION
----------

The NOC is currently manned Monday through Friday from 0600 to 2300 Houston time.

After hours and weekend calls are handled by the On-call IWL Technician.

LEVEL 1 -- IWL NETWORK OPERATIONS TECHNICIAN
--------------------------------------------

-   During Manned-hours, Response to call should be within two hour
-   After Manned-hours, Response should be within four hours of initial call
-   If after four hours trouble is not resolved, IWL will escalate to Level 2

LEVEL 2 -- IWL NETWORK OPERATIONS MANAGER
-----------------------------------------

-   If after 4 hours trouble is not resolved, IWL will escalate to Level 3

LEVEL 3 -- IWL DIRECTOR OF ENGINEERING
--------------------------------------

-   If after 12 hours trouble is not resolved, IWL will escalate to Level 4

LEVEL 4 -- IWL TECHNICAL OPERATIONS MANAGER
-------------------------------------------

-   If after 18 Hours trouble is not resolved, IWL will escalate to Level 5

LEVEL 5 -- IWL VICE PRESIDENT OR PRESIDENT
------------------------------------------



Note: customer has the option to request escalation to next level at their discretion, however all phone numbers released to Diamond Offshore will be kept confidential and the escalation can only be exercised by a Rig Tool Pusher, Electrician, Superintendent or higher ranking personnel of Diamond Offshore.

Diamond Offshore will also provide IWL with names, phone numbers, pager numbers, etc. and an escalation procedure for reaching company personnel during and after business hours for building access, fault finding assistance or for answers to questions critical to the outage.

IWL COMMUNICATIONS, INC.
------------------------------------------------------------------------------

                                 ATTACHMENT C
                        SPECIAL TERMS AND CONDITIONS

In consideration of the mutual promises contained herein, IWL Communications, Inc. (hereinafter "IWL"), 12000 Aerospace Avenue, Suite 200, Houston, Texas 77034, agrees to provide communication services to Diamond Offshore Company (hereinafter "Diamond Offshore") 15415 Katy Freeway, Suite 100, Houston, Texas 77094. The effective date of this Master Service Agreement (hereinafter "Agreement") is June 1, 1997,

1.  INVOICING

IWL shall invoice Diamond Offshore once per month for all services associated with Work Orders in progress. The invoices shall include Work Order Numbers and be addressed to:

    Diamond Offshore Company
    15415 Katy Freeway, Suite 100
    Houston, Texas 77094
    Attn: Accounts Payable

2.  PAYMENT

Diamond Offshore shall make payment to IWL, to be received at IWL, within thirty (30) days after receipt of invoice, on all invoices, to:

    IWL Communications, Inc.
    P.O. Box 201810
    Houston, Texas 77216-1810


3.  LATE PAYMENTS

IWL will assess a late charge of 1 1/2% per month on payments not received by the due date. In addition to any other right IWL may have under this Agreement, IWL may suspend Diamond Offshore's service upon twenty-four (24) hour notice for failure to pay any sums due to IWL hereunder. IWL may terminate this Agreement within ten (10) days after providing written notice to Diamond Offshore, if Diamond Offshore defaults in making any payment due hereunder and does not cure such default within ten (10) days after written notice to Diamond Offshore.

4.  ACCESS RIGHTS

Diamond Offshore shall grant to IWL easement rights, at no cost, for ingress/egress and installation/placement of equipment on all of its drilling rigs in which IWL will and/or has installed telecommunication equipment for the purposes of installation, operation, maintenance, or removal of telecommunication equipment.

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5.  COMMUNICATION EQUIPMENT OWNERSHIP

The IWL provided telecommunication equipment is deemed to be personal property of IWL, regardless of the manner in which it may be attached to any other property. IWL shall be deemed to have retained title to the telecommunication equipment at all times, unless IWL transfers title by sale. IWL shall require UCC-1 filings for all telecommunication equipment leased by Diamond Offshore. The intent of the UCC-1 filings shall clearly show that IWL retains title to all leased telecommunications equipment that has been installed at the designated Diamond Offshore facilities. Diamond Offshore shall immediately advise IWL regarding any notice of claim, levy, lien, or legal process issued against the equipment.

6.  NO WARRANTY

No warranties, expressed, implied, or statutory, including any warranty of merchantability or fitness for a particular purpose, apply to the system provided hereunder or the equipment and facilities used to provide such system.

7.  RISK OF LOSS

Diamond Offshore shall be responsible for any loss or damage, with the exception of normal wear and tear, to IWL provided telecommunication equipment for all foreseen and unforeseen causes, by all parties other than IWL (any third party) including acts of God and natural catastrophes. Diamond Offshore shall not be responsible for any loss or damage to the telecommunication equipment caused by IWL's sole negligence or willful acts of IWL, its employees and agents.

8.  NOTIFICATION OF LOSS OR DAMAGE

Diamond Offshore shall notify IWL within twenty-four (24) hours or within a reasonable period of time of any damage and/or destruction of the telecommunication equipment. IWL, at its option, shall either repair and/or replace the damaged/destroyed equipment and shall invoice the cost of this repair/replacement on a T&M basis to be invoiced to Diamond Offshore at the prices negotiated for each individual Work Order.

9.  OTHER LOSSES/LIABILITY

In no event shall IWL be liable to Diamond Offshore, its employees, agents, contractors, assigns, or anyone claiming under or through this Agreement for any loss or damage caused by the malfunctioning or failure of the system supplied by IWL or its agents. In addition, in no event shall IWL ever be responsible for incidental, consequential, or punitive damages, including loss of profit under any circumstances and Diamond Offshore and its successors and assigns hereby expressly waive all such claims of incidental or consequential damages including loss of profit arising through or under IWL's relations or Agreements with Diamond Offshore. Diamond Offshore agrees that IWL's entire liability for damages or losses arising out of mistakes, omissions, interruptions, delays, errors, or defects of any kind with respect to its performance of this Agreement or the use or operation of the telecommunication equipment or system furnished to Diamond Offshore by IWL, or anything done in connection therewith,

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IWL COMMUNICATIONS, INC.
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regardless of whether occasioned by IWL's negligence, shall be limited to a refund or waiver of the applicable charges for the system.

10. INDEMNIFICATION

IN ORDER TO ALLOCATE RESPECTIVE RESPONSIBILITIES OF DIAMOND OFFSHORE AND IWL FOR LIABILITIES ARISING OUT OF PERSONAL INJURY AND PROPERTY DAMAGE, IT IS AGREED BETWEEN DIAMOND OFFSHORE AND IWL THAT CERTAIN RESPONSIBILITIES AND LIABILITIES FOR PERSONAL INJURIES AND PROPERTY DAMAGE ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT SHOULD BE ALLOCATED BETWEEN THEM IN ORDER TO AVOID PROTRACTED LITIGATION BETWEEN DIAMOND OFFSHORE AND IWL ALONG WITH THE ASSOCIATED LEGAL EXPENSES AND SO THAT INSURANCE OR SELF-INSURANCE MAY BE ARRANGED BY EACH PARTY AS NECESSARY TO PROTECT THEM AGAINST EXPOSURES TO LOSS. THE FOLLOWING SETS OUT THE SPECIFICS OF THE AGREEMENTS BETWEEN DIAMOND OFFSHORE AND IWL AS TO THE ALLOCATION OF THE RESPONSIBILITIES AND LIABILITIES. THIS PARAGRAPH ON INDEMNIFICATION DOES NOT SUPERSEDE TERM AND CONDITION PARAGRAPH 7, "RISK OF LOSS". IN THE EVENT OF CONFLICT BETWEEN TERM AND CONDITION PARAGRAPH 10, "INDEMNIFICATION" AND TERM AND CONDITION PARAGRAPH 7, "RISK OF LOSS", THEN TERM AND CONDITION PARAGRAPH 7, "RISK OF LOSS", SHALL TAKE PRECEDENCE.

a) IWL AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS DIAMOND OFFSHORE, ITS OFFICERS, DIRECTORS, EMPLOYEES, OR ITS INVITEES, AND ANY PARTY OR PARTIES FOR WHOM DIAMOND OFFSHORE IS PERFORMING SERVICES, FROM AND AGAINST ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF OR THE NEGLIGENCE OR FAULT (ACTIVE OR PASSIVE) OF ANY PARTY OR PARTIES, INCLUDING THE SOLE, JOINT, OR CONCURRENT NEGLIGENCE OF DIAMOND OFFSHORE, ANY THEORY OF STRICT LIABILITY AND DEFECT OF PREMISES, ARISING IN CONNECTION HEREWITH IN FAVOR OF IWL'S EMPLOYEES, IWL'S SUBCONTRACTORS OR THEIR EMPLOYEES, OR IWL'S INVITEES ON ACCOUNT OF BODILY INJURY, DEATH, OR DAMAGE TO PROPERTY.

b) DIAMOND OFFSHORE AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS IWL, ITS OFFICERS, DIRECTORS, EMPLOYEES, OR ITS INVITEES, FROM AND AGAINST ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF OR THE NEGLIGENCE OR FAULT (ACTIVE OR PASSIVE) OF ANY PARTY OR PARTIES INCLUDING THE SOLE, JOINT, OR CONCURRENT NEGLIGENCE OF IWL, ANY THEORY OF STRICT LIABILITY AND DEFECT OF PREMISES, ARISING IN CONNECTION HEREWITH IN FAVOR OF DIAMOND OFFSHORE'S EMPLOYEES, DIAMOND OFFSHORE'S SUBCONTRACTORS (OTHER THAN IWL) OR THEIR EMPLOYEES, OR DIAMOND OFFSHORE'S INVITEES ON ACCOUNT OF BODILY INJURY, DEATH, OR DAMAGE TO PROPERTY.

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IWL COMMUNICATIONS, INC.
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c)  EACH PARTY SHALL NOTIFY THE OTHER PARTY IMMEDIATELY OF ANY CLAIM, DEMAND,
    OR SUIT THAT MAY BE PRESENTED TO OR SERVED UPON IT BY ANY PARTY ARISING OUT OF OR AS A RESULT OF WORK PERFORMED PURSUANT HERETO, AFFORDING SUCH OTHER PARTY FULL OPPORTUNITY TO ASSUME THE DEFENSE OF SUCH CLAIM, DEMAND, OR SUIT AN TO PROTECT ITSELF UNDER THE OBLIGATION OF THIS PARAGRAPH.

d) IWL SHALL BE RESPONSIBLE FOR AND SHALL HOLD HARMLESS AND INDEMNIFY DIAMOND OFFSHORE AGAINST ANY AND ALL LOSS OR LIABILITY ARISING FROM INFRINGEMENT OF PATENTS COVERING EQUIPMENT FURNISHED BY IWL.

11. TAXES

IWL shall be responsible for the declaration and payment of taxes or assessments against the telecommunications equipment installed on Diamond Offshore's drilling rigs.

12. MODIFICATIONS

Diamond Offshore, its employees, agents, contractors, or assigns shall not alter the configuration or installation, other than alignment of the antenna, of the telecommunication equipment, nor shall Diamond Offshore, its employees, agents, contractors, or assigns remove any telecommunications equipment without the written authorization of IWL. All alterations shall be the property of IWL and subject to the terms of this Agreement.

13. NOTICES/COMMUNICATIONS

All communications, other than invoice payments shall be submitted to the following individuals:

IWL Communications, Inc.
Attn: Ms. Karen Beuchaw
Contracts Administrator
12000 Aerospace Avenue, Suite 200
Houston, Texas 77034
Telephone: (281) 482-0289
Facsimile: (281) 482-9144

Diamond Offshore Company
Attn: Mr. Michael A. Trahan
Title: Manager Information Services
15415 Katy Freeway, Suite 100
Houston, Texas 77094
Telephone: (281) 647-2256
Facsimile: (281) 647-4025

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14. SUITABILITY/INTERFERENCE

IWL's telecommunications equipment, its installation, and operation thereof:

a)  Will in no way damage the drilling rig or enclosure;

b) Will not interfere with the maintenance of the drilling rig, its lighting systems, or any existing equipment;

c) Will not interfere with the operation of any existing communication equipment. In the event there is interference, IWL shall take all steps necessary to correct and eliminate such interference. If said interference cannot be eliminated within five (5) days, IWL shall remove the interfering equipment from the drilling rig; and

d) Will comply with all applicable rules and regulations of the Federal Communication Commission, and codes, laws, and ordinances of the City, County, and/or State concerned.

15. ENTIRE AGREEMENT AND MODIFICATION


This Agreement including Attachment A - Drilling Vessel Schedule, Attachment B - Service Level Agreement, and Attachment C - Special Terms and Conditions constitutes the entire Agreement between the parties. No modification or amendment of this Agreement shall be effective unless in writing and signed by both parties. This Agreement replaces all prior Agreements between the parties.

16. GOVERNING/CHOICE OF LAW

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE GENERAL MARITIME LAWS OF THE UNITED STATES, NOT INCLUDING, HOWEVER, ANY OF ITS CONFLICTS OF LAW RULES WHICH WOULD DIRECT OR REFER TO THE LAWS OF ANOTHER JURISDICTION.

17. SEVERABILITY

If any portion of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this lease is invalid or unenforceable, but that by limiting such provision, it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

18. WAIVER

The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.


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19. ARBITRATION

ANY CONTROVERSY OR CLAIM RELATING TO THIS AGREEMENT, INCLUDING THE CONSTRUCTION OR APPLICATION OF THIS AGREEMENT, WILL BE SETTLED BY BINDING ARBITRATION UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND ANY JUDGMENT GRANTED BY THE ARBITRATOR(S) MAY BE ENFORCED IN ANY COURT OF PROPER JURISDICTION.

20. INSPECTION

At the consent of Diamond Offshore, IWL shall have the right to inspect the equipment during Diamond Offshore's normal business hours.

21. RIGHTS ON DEFAULT

If Diamond Offshore is in default of any material obligation under this Agreement, then after written notice to Diamond Offshore, IWL may take possession of the equipment as provided by law, and hold Diamond Offshore responsible for any costs of recovery (including attorney fees and legal costs), repair, and related costs.

22. ASSIGNMENT

Diamond Offshore shall not assign any interest in this Agreement without IWL's prior written consent.

23. REGULATION

This Agreement shall at all times be subject to change or modification as required by the regulatory authority of the State of Texas, the Federal Communication Commission, or any other authorized governmental agency.

24. SATELLITE OR MICROWAVE SERVICE FAILURE

In the event that IWL's supplier of satellite or microwave carrier service fails to provide the required satellite communication services, for any reason, IWL shall propose alternate solutions for approval by Diamond Offshore.

25. CONTENT OF TRANSMITTED COMMUNICATIONS

Diamond Offshore will not use the telecommunication service, and will not authorize or permit its designees to use the telecommunication service to transmit unlawful programming of any nature. Diamond Offshore and its designee will not transmit communications containing "sexually explicit conduct" as defined in 18 USC Section 2256(2) unless the depiction or description of such conduct in a communication is integrally related to and advances the thematic content of the communication and such content has serious literary, artistic, political, or scientific value.


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26. OPTIONS

Except as otherwise provided, Diamond Offshore may exercise the following options under the following circumstances:

a) Diamond Offshore may terminate this Agreement at any time by written notice and advance payment of the monthly amounts due under Section IV of the Telecommunications Equipment Lease Agreement for the balance of the period remaining of the initial period of the Agreement and the removal charges as contemplated in the Lease Agreement, or

b) In the event the rig is sold, transferred or exchanged to a third party not affiliated with Diamond Offshore, this Agreement may transfer to a third party provided that IWL and Diamond Offshore and the third party mutually consent to an agreement on novation of this Agreement with respect to the equipment. In the event of such transaction without mutual consent of the transfer of this Agreement, IWL shall remove the equipment.

c) In the event the rig is anticipated to be stacked or is stacked, in excess of ninety (90) days, IWL will either suspend this Agreement until the rig is mobilized without liability to Diamond Offshore for any monthly access fee, with IWL retaining the option to keep equipment operational and provide debit phone services, or to remove the equipment.

d) In the event that the rig is contracted for work outside of the US Gulf of Mexico unless the ODDS system is capable of performing to the standard provided by in such location, properly licensed and permitted by IWL and operation is not prohibited by the laws, regulations and administrative actions of any government exercising jurisdiction over the rig, IWL will either suspend this Agreement until the rig returns to the ODDS coverage area at which time IWL will re-activate the services and continue with monthly invoicing or remove the equipment.

    However, prior to termination under subparagraphs (b), (c) and (d) Diamond Offshore shall endeavor, but not be obliged to, relocate the equipment to another rig in its Gulf of Mexico fleet. In the event IWL removes the equipment pursuant to subparagraphs (b), (c) and (d), this Agreement will terminate with respect to that particular unit without further liability except as provided below. Diamond Offshore shall then be liable to pay the removal charges as contemplated in the Telecommunications Equipment Lease Agreement. Further, IWL shall endeavor to relocate the equipment among other customers or incorporate the equipment among its base spare parts inventory. Except as the equipment is relocated or incorporated into a lease with a term equal to the balance of Diamond Offshore's Lease Agreement, Diamond Offshore shall be obliged to continue payment of the monthly amounts due under Section IV of the Telecommunications Equipment Lease Agreement for the balance of term remaining on the Agreement.


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27. RIG EXCHANGE

Diamond Offshore, with the assistance of IWL, may relocate equipment from one of its rigs to another rig (including rigs other than jack-up rigs) under the applicable provisions of the Telecommunications Equipment Lease Agreement. In such event, Diamond Offshore shall be liable to pay the installation and removal charges as contemplated in the Telecommunications Equipment Lease Agreement.

28. INSURANCE

IWL shall acquire and maintain for the duration of this Agreement the insurance coverages as stipulated in Diamond Offshore's Master Service Agreement.

29. RELATIONSHIP

Nothing contained in this Agreement shall be deemed or construed by IWL or Diamond Offshore or by any third party to create any rights, obligations, or interest in third parties; or to create the relationship of principal and agent, partnership or joint venture, or any other fiduciary relationship or association between IWL and Diamond Offshore.









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